UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

Talon 1 Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41001	98-1598139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2333 Ponce de Leon Blvd., Suite 630, Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

(786) 662-3114

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	TOACU	The Nasdaq Global Market
Class A ordinary share	TOAC	The Nasdaq Global Market
Warrants included as part of the units	TOACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2022, Talon 1 Acquisition Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because it was delinquent in filing its Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Form 10-Q”), it was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice stated that the Company has sixty calendar days from the date of the Notice to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Form 10-Q (or until May 15, 2023) to regain compliance. The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed on November 15, 2022, the Company was unable to file the Form 10-Q by the required due date of November 14, 2022 because the Company required additional time to prepare and review its financial statements to ensure adequate disclosure of the financial information required to be included in the Form 10-Q. The Company filed its Form 10-Q later in the day on November 22, 2022 to cure the deficiency outlined in the Notice.

On November 23, 2022, the Company issued a press release disclosing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talon 1 Acquisition Corp.

Date: November 23, 2022	By:	/s/ Edward J. Wegel
	Name:	Edward J. Wegel
	Title:	Chief Executive Officer